UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2023

ARES ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39972	98-1538872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor
New York, New York 10167
(Address of Principal Executive Offices) (Zip Code)

(310) 201-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value per share, and one-fifth of one redeemable warrant	AAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	AAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Business Combination Agreement

On June 11, 2023, Ares Acquisition Corporation, a Cayman Islands exempted company (which intends to domesticate as a Delaware corporation prior to the closing of the Business Combination) (“AAC”), and X-Energy Reactor Company, LLC, a Delaware limited liability company (“X-energy”), entered into the First Amendment to the Business Combination Agreement (the “First Amendment to the BCA”), which amends the previously announced Business Combination Agreement, dated as of December 5, 2022 (as amended by the First Amendment to the BCA, the “Business Combination Agreement”), by and among AAC, X-energy and, solely for purposes of Section 1.01(f), Section 6.25 and Article IX of the Business Combination Agreement, certain other parties thereto. The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.” Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Business Combination Agreement.

Pursuant to the First Amendment to the BCA, AAC and X-energy have agreed to, among other things, amend: (a) the definition of “Base Purchase Price” to decrease the pre-transaction equity value given to X-energy from $2,075,000,000 (such amount being equal to the sum of (i) an initial amount equal to $2,000,000,000, plus (ii) the aggregate $75,000,000 actually funded to X-energy in connection with any Permitted Financing prior to January 15, 2023) to $1,800,000,000; and (b) the earnout provisions applicable to the X-energy members (each, a “Member” and collectively, the “Members”) to (i) increase the number of unvested earn out units (“Earn Out Units”) granted to the Members from 25,000,000 to 52,500,000; and (ii) increase the volume-weighted average per share price threshold at which 50% of the Earn Out Units would vest to the Members from $15.00 to $17.50.

The foregoing description of the First Amendment to the BCA does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to the BCA, a copy of which is included as Exhibit 2.1, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

First Amendment to Sponsor Support Agreement

On June 11, 2023, AAC, X-energy, Ares Acquisition Holdings LP, a Cayman Islands exempted limited partnership (the “Sponsor”), and each of AAC’s independent directors (the “AAC Independent Directors,” collectively with the Sponsor, the “Purchaser Support Parties”), entered into the First Amendment to the Sponsor Support Agreement (the “First Amendment to the Sponsor Support Agreement”), which amends the previously announced Sponsor Support Agreement, dated as of December 5, 2022 (as amended by the First Amendment to the Sponsor Support Agreement, the “Sponsor Support Agreement”).

Pursuant to the First Amendment to the Sponsor Support Agreement, AAC, X-energy and the Purchaser Support Parties have agreed to, among other things: (a) increase the earn out percentage from 50% to 63.25% for each of the (i) shares of Class A common stock of AAC, following the domestication (the “Domestication”) of AAC as a corporation incorporated under the laws of the State of Delaware (the “Domesticated AAC Class A Common Stock”); and (ii) warrants to acquire one share of Domesticated AAC Class A Common Stock, in each case, retained by the Purchaser Support Parties; and (b) amend the calculation for determining the number of each Purchaser Support Party’s respective pro rata share of the Class B ordinary shares of AAC, par value $0.0001 per share, and the warrants of AAC that will be surrendered to AAC for cancellation immediately prior to the Domestication to provide that any amounts funded to X-energy or AAC in connection with, or committed to be funded to X-energy or AAC as of, the consummation of the Business Combination in exchange for Equity Securities of X-energy or AAC (including the PIPE Investment) will be included in the numerator and denominator of the definition of “Sponsor Retention Multiplier.” The First Amendment to the Sponsor Support Agreement also provides that the Sponsor Retention Multiplier may be recalculated under certain circumstances if any amounts committed as of the consummation of the Business Combination are not subsequently funded. In such event, a corresponding portion of the Sponsor Retained Shares and Sponsor Retained Warrants may be subject to forfeiture following the consummation of the Business Combination.

The foregoing description of the First Amendment to the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

First Amendment to Commitment Letter

On June 11, 2023, AAC, X-energy and AAC Holdings II LP, a Delaware partnership (the “Investor”), and an affiliated vehicle of Ares Management Corporation, a Delaware corporation, entered into the First Amendment to the Commitment Letter (the “First Amendment to the Commitment Letter”), which amends the previously announced commitment letter, dated as of December 5, 2022 (as amended by the First Amendment to the Commitment Letter, the “Commitment Letter”), pursuant to which the Investor has committed to purchase in a private placement, to close immediately prior to the closing of the Business Combination, 45,000 shares of Series A preferred stock of AAC for a purchase price of $1,000.00 per share, resulting in gross proceeds to AAC of $45,000,000 (the “PIPE Commitment”), as such amounts may be reduced pursuant to the terms of the Commitment Letter.

Pursuant to the First Amendment to the Commitment Letter, AAC, X-energy and the Investor have agreed to, among other things, amend the Commitment Letter such that if: (a) AAC enters into subscription or similar agreements with one or more unaffiliated third-party investors (the “Other Investors”) pursuant to which the Other Investors agree to purchase Domesticated AAC Class A Common Stock from AAC, shares of one or more series of preferred stock, or convertible debt securities or any other security convertible into or exchangeable or exercisable for equity securities AAC (such securities, the “Alternative Securities”) substantially concurrently with the closing of the Business Combination and (b) such Other Investors are solely comprised of Persons that have also entered into, or are contemplated to enter into, commercial arrangements with X-energy or AAC, then the Investor will have the right, but not the obligation, to enter into a subscription or similar agreement on the same terms and conditions as the Other Investors to purchase Alternative Securities having an aggregate purchase price of $45,000,000 (as such amounts may be reduced pursuant to the terms of the Commitment Letter) (the “Alternative Securities Subscription Agreement”). If the Investor elects not to enter into the Alternative Securities Subscription Agreement pursuant to the foregoing, then the obligations of the Investor under the PIPE Commitment shall continue in full force and effect.

The foregoing description of the First Amendment to the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to the Commitment Letter, a copy of which is included as Exhibit 10.2, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On June 12, 2023, AAC and X-energy issued a joint press release announcing their entry into the First Amendment to the BCA. The press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

Furnished herewith as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation dated June 12, 2023 (the “Investor Presentation”), which will be used by AAC, from time to time, with respect to the previously announced Business Combination involving AAC and X-energy. The information contained in the Investor Presentation is illustrative summary information that should be considered in the context of AAC’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that AAC may make by press release or otherwise from time to time.

The information referenced under Item 7.01 (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the Business Combination with X-energy, AAC filed a registration statement on Form S-4 on January 25, 2023, as amended by Amendment No. 1 thereto, filed on March 24, 2023 (the “Registration Statement”) with the SEC, which includes a preliminary proxy statement/prospectus to be distributed to holders of AAC’s ordinary shares in connection with AAC’s solicitation of proxies for the vote by AAC’s shareholders with respect to the Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of securities to be issued to X-energy equity holders in connection with the Business Combination. After the Registration Statement has been declared effective, AAC will mail a copy of the definitive proxy statement/prospectus, when available, to its shareholders. The Registration Statement includes information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies to AAC’s shareholders in connection with the Business Combination. AAC has filed and will file other documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF AAC AND X-ENERGY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by AAC through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by AAC may be obtained free of charge from AAC’s website at www.aresacquisitioncorporation.com or by written request to AAC at Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, NY 10167.

This Current Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the markets in which X-energy operates and X-energy’s projected future results. X-energy’s actual results may differ from its expectations, estimates and projections (which, in part, are based on certain assumptions) and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Although these forward-looking statements are based on assumptions that X-energy and AAC believe are reasonable, these assumptions may be incorrect. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination or related transactions; (3) inability to raise sufficient capital to fund our business plan, including limitations on the amount of capital raised in any proposed business combination as a result of redemptions or otherwise; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination; (5) the risk that any proposed business combination disrupts current plans and operations; (6) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (7) costs related to the proposed business combination; (8) changes in the applicable laws or regulations; (9) the possibility that X-energy may be adversely affected by other economic, business, and/or competitive factors; (10) the ongoing impact of the global COVID-19 pandemic; (11) economic uncertainty caused by the impacts of the conflict in Russia and Ukraine and rising levels of inflation and interest rates; (12) the ability of X-energy to obtain regulatory approvals necessary for it to deploy its small modular reactors in the United States and abroad; (13) whether government funding and/or demand for high assay low enriched uranium for government or commercial uses will materialize or continue; (14) the impact and potential extended duration of the current supply/demand imbalance in the market for low enriched uranium; (15) X-energy’s business with various governmental entities is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities and may be negatively or positively impacted by any change thereto; (16) X-energy’s limited operating history makes it difficult to evaluate its future prospects and the risks and challenges it may encounter; and (17) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by X-energy, AAC or X-energy, Inc. with the SEC.

The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, the proxy statement/prospectus related to the transaction, when it becomes available, and other documents filed (or to be filed) by AAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the conflict between Russia and Ukraine, rising levels of inflation and interest rates and the ongoing COVID-19 pandemic, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements, and X-energy and AAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws.

No Offer or Solicitation

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

AAC and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from AAC ’s shareholders, in favor of the approval of the proposed transaction. For information regarding AAC’s directors and executive officers, please see AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by AAC from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Business Combination may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	First Amendment to Business Combination Agreement, dated as of June 11, 2023, by and among Ares Acquisition Corporation and X-Energy Reactor Company, LLC.

10.1	First Amendment to Sponsor Support Agreement, dated as of June 11, 2023, by and among Ares Acquisition Corporation, X-Energy Reactor Company, LLC, Ares Acquisition Holdings LP, Stephen Davis, Kathryn Marinello and Felicia Thornton.

10.2	First Amendment to Commitment Letter, dated as of June 11, 2023, by and among AAC Holdings II, LP, Ares Acquisition Corporation and X-Energy Reactor Company, LLC.

99.1	Press Release, dated June 12, 2023

99.2	Investor Presentation, dated June 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES ACQUISITION CORPORATION

Dated: June 12, 2023

	By:	/s/ David B. Kaplan
	Name:	David B. Kaplan
	Title:	Chief Executive Officer and Co-Chairman